Exhibit 10.2 AMENDED AND RESTATED EMPLOYMENT AGREEMENT This Amended and Restated Employment Agreement (this “Agreement”) is entered into as of June 16, 2023 (the “Effective Date”), by Immunetrics, Inc., a Delaware corporation (the “Company”) and Steven Chang, an individual (the “Employee”) with reference to the following facts: A. The Employee entered into that certain Executive Employment Agreement, dated August 1, 2002, by and between the Employee and the Company, as amended by that certain Amendment No. 1 to Executive Employment Agreement dated February 24, 2004, that certain Amendment No. 2 to Executive Employment Agreement dated July 19, 2005, that certain Amendment No. 3 to Executive Employment Agreement dated March 30, 2007, and that certain Amendment No. 4 to Executive Employment Agreement dated August 29, 2008 (the “Original Employment Agreement”). B. Section 7.7 of the Original Employment Agreement provides that the Original Employment Agreement may be amended by an agreement in writing signed by the parties thereto. C. The Company desires to continue to secure the services of the Employee as President of the Company and the Employee agrees to continue to perform such services for the Company under the modified terms and conditions set forth in this Agreement. D. Employee acknowledges and agrees that neither the execution of this Agreement, nor any change to his duties or other contractual terms by entering into this Agreement, shall constitute an assignment to a position representing significantly diminished responsibility as reflected by title, organizational hierarchy or line of report, or grounds for “Good Reason” under the Original Employment Agreement, or give rise to any benefits payable thereon. E. Employee acknowledges and agrees that the execution and implementation of this Agreement does not constitute a termination of Employee’s employment and thus no severance benefits under Article 2 of the Original Employment Agreement shall be paid or payable to Employee as a result of this Agreement. F. The parties hereto desire to amend and restate the Original Employment Agreement in its entirety on the terms and conditions set forth herein. In consideration of the mutual promises, covenants, and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed by and between the Company and the Employee as follows: 1. Representations and Warranties. The Company represents and warrants that it is empowered under its Articles or Certificate of Incorporation and Bylaws to enter into this Agreement. The Employee represents and warrants that he is under no employment contract, bond, confidentiality agreement, or any other obligation that would violate or be in conflict with the terms and conditions of this Agreement or encumber his performance of duties assigned to him by the Company. The Employee further represents and warrants that he has not signed or committed to any employment or consultant duties or obligations that would divert his full attention from the duties assigned to him by this Agreement; provided, that the foregoing limitations shall not be construed as prohibiting Employee from making personal investments or participating in business activities or community affairs in such form or manner (including but not limited to service on corporate, civic, charitable, and professional association boards or committees) as will not prevent Employee from performing his duties and responsibilities hereunder or cause Employee to violate the terms of Section 7 hereof. For tax purposes, the Employee further represents that the Employee is a

-2- resident of the State of New Jersey and no other jurisdication has the right to impose taxes either on Employee or on Company with respect to amounts payable to Employee by Company pursuant to this Agreement. 2. Employment and Duties. The Company hereby employs the Employee as President and the Employee hereby accepts such employment during the Term. As President, the Employee shall have such duties, authority, and responsibility as shall be consistent with the Employee’s position and such other duties, titles or responsibilities as assigned by the Chief Executive Officer of Simulations Plus, Inc. (“Parent”), the sole shareholder of the Company. 3. At Will. Employee’s employment with the Company is “at will.” This means that either Employee or the Company may terminate the employment relationship at any time and for any reason or no reason, with or without cause or prior notice. 4. Term. Subject to the provisions of Section 6, the term of this Agreement shall commence on June 16, 2023 for a duration of two (2) years ending on June 16, 2025 (the “Initial Term”). If the Agreement is not terminated pursuant to Section 6, the Agreement shall automatically renew for successive one (1) year terms, unless either party to the Agreement gives written notice to the other of a desire to terminate the Agreement, at least sixty (60) days prior to the end of the then existing term of the Agreement (each such term of renewal, together with the Initial Term, the “Term”). 5. Compensation. In full and complete consideration for the employment of Employee hereunder, each and all of the services to be rendered to the Company by the Employee, and each and all of the representations, warranties, covenants, agreements, and promises undertaken by the Employee pursuant to this Agreement, the Employee shall be entitled to receive compensation as follows: 5.1 Base Salary. The Employee shall receive from the Company a base salary of Three Hundred Thirty Thousand Dollars ($330,000) per year, payable in equal, monthly installments. From each payment of Base Salary, the Company will withhold and pay to the proper governmental authorities any and all amounts required by law to be withheld for federal income tax, state income tax, federal Social Security tax, state disability insurance premiums, and any and all other amounts required by law to be withheld from the Employee's salary. 5.2 Stock Options. The Employee shall be eligible to receive a grant of stock options under the 2021 Equity Incentive Plan of Parent, as amended from time to time, as determined by the Board of Directors of the Company (the “Board of Directors”) and Parent. 5.3 Performance Bonus. For each fiscal year during the Term, the Employee shall be eligible to receive a performance bonus in an amount not to exceed ten percent (10%) of the Employee’s salary, at the end of each calendar year. The specific amount of the performance bonus shall be determined by the compensation committee of the board of directors of Parent, based on the financial performance and achievements of the Company for the previous fiscal year. Employee must be employed by the Company on the last date of the calendar year to be eligible for the bonus related to the previous fiscal year. 5.4 Benefits. The Company shall provide to the Employee at the sole cost to the Company or Parent, and the Employee shall be entitled to receive from the Company or Parent, such health insurance and other benefits which are appropriate to the office and position of Employee, adequate to the performance of his duties and not inconsistent with that which the Parent customarily provides at the time to management employees. The Employee's right to vacation and sick leave shall be determined in accordance with the policies of the Parent as may be in effect from time to time. Employee shall have the right to reimbursement of customary, ordinary, and necessary business expenses, including travel, incurred

-3- in connection with the rendering of services and performance of the functions required hereunder in accordance with the policies of Parent as may be in effect from time to time. Such expenses are reimbursable only upon presentation by Employee of appropriate documentation pursuant to the policies adopted by Parent. 6. Termination of Employment. 6.1 Expiration of the Term of Agreement. This Agreement shall be automatically terminated upon the expiration of the Term, or as sooner agreed to by both the Employee and the Company in writing in the event this Agreement is superseded by a new agreement. Upon such termination, the Company shall have no further liability to the Employee for any payment, compensation, or benefit whatsoever under this Agreement except with respect to (a) the Employee's salary and benefits through the effective date of the Employee's termination, and (b) such other compensation or benefits (if any) which, by the terms of the applicable plan or policy, is payable to the Employee after termination of employment. 6.2 By Death. This Agreement shall be terminated upon the death of the Employee. The Company's total liability in such event shall be limited to payment of (a) the Employee's salary and benefits through the date of the Employee's death, and (b) such other compensation or benefits (if any) which, by the terms of the applicable plan or policy, is payable after the Employee's death. 6.3 By Permanent Disability. Employee’s employment may be terminated due to his permanent disability. A permanent disability will exist when the Company has determined that Employee suffers from a condition of mind or body that indefinitely prevents him from further performance of his essential duties, with or without reasonable accommodation. The Company’s total liability in such event shall be limited to payment of the Employee’s salary and benefits through the effective date of termination upon permanent disability. 6.4 For Cause. The Company reserves the right to terminate this Agreement immediately, at any time, if, in the reasonable opinion of the Chief Executive Officer of Parent: the Employee fails or refuses to faithfully and diligently perform the usual and customary duties of his employment, which failure or refusal is not cured within thirty (30) days after written notice thereof is given to Employee; commits any material act of dishonesty, fraud, misrepresentation, or other act of moral turpitude; is guilty of gross carelessness or misconduct; fails to obey the lawful direction of the Chief Executive Officer of Parent; or acts in any way that has a direct, substantial, and adverse effect on the Company’s or Parent’s reputation. The Company’s and Parent’s total liability to the Employee in the event of termination of the Employee's employment under this paragraph shall be limited to the payment of the Employee's salary and benefits through the effective date of termination. 6.5 Without Cause. The Company reserves the right to terminate this Agreement without cause for any reason whatsoever upon thirty (30) days' written notice to the Employee. Upon termination under this subsection, the Employee shall receive payment of an amount equal to twelve (12) months of the Employee's base salary or the Employee's base salary for the remaining term of this Agreement, whichever is greater, so long as he signs a release of all claims against the Company and Parent on a release form provided by the Company to him at that time. Other than payment of the amount as described in this paragraph, neither the Company nor Parent shall have any further obligation to pay the Employee any other compensation or benefits whatsoever. The Employee hereby agrees that the Company may dismiss him under this Section 6.5 without regard (i) to any general or specific policies (whether written or oral) of the Company or Parent relating to the employment or termination of its employees, or (ii) to any statements made to the Employee, whether made orally or contained in any document, pertaining to the Employee's relationship with the Company.

-4- 6.6 Mutual Consent. This Agreement shall be terminated upon mutual written consent of the Company and the Employee. The Company’s and Parent’s total liability to the Employee in the event of termination of the Employee's employment under this Section 6.6 shall be limited to the payment of: (a) the Employee's salary and benefits through the effective date of termination; and (b) such other compensation or benefits (if any) which, by the terms of the applicable plan or policy, is payable to the Employee after termination of employment, except as otherwise agreed by the parties in writing. 6.7 Termination of Offices and Board. Upon termination of employment for any reason whatsoever, the Employee shall be deemed to have resigned from all offices, including as a director of the Company, then held with the Company or Parent, if any. 7. Restrictions on Use or Disclosure of Confidential Matters, Proprietary Information, and Trade Secrets. 7.1 During the Term, the Employee may be dealing with trade secrets of the Company and Parent, including, without limitation, customer lists, client contacts, financial information, inventions, and processes, all of a confidential nature that are the Company’s or Parent’s property and are used in the course of the Company’s or Parent’s business. The Employee will not disclose to anyone, directly or indirectly, any of such trade secrets or use them other than as necessary in the course of his duties with the Company. All documents that the Employee prepares, or confidential information that might be given to him or that Employee himself might create in the course of his employment by the Company, are the exclusive property of the Company. During the Term and at any time thereafter, the Employee shall not publish, communicate, divulge, disclose, or use any of such information which has been reasonably designated by the Company or Parent as proprietary or confidential or which from the surrounding circumstances the Employee knows, or has good reason to know, or should reasonably know, ought to be treated by the Employee as proprietary or confidential without the prior written consent of the Company, which consent may not be unreasonably withheld by the Company. 7.2 In the course of his employment for the Company, Employee will develop a personal relationship with the Company’s and Parent’s customers and knowledge of those customers’ affairs and requirements, which may constitute the Company’s or Parent’s only contact with such customers. The Employee consequently agrees that it is reasonable and necessary for the protection of the goodwill and business of the Company and Parent that the Employee make the covenants contained herein. Accordingly, the Employee agrees that while he is in the Company’s employ, he will not, directly or indirectly: (a) attempt, in any manner, to solicit from any customer (except on behalf of the Company) business of the type performed by the Company or Parent or to persuade any customer of the Company or Parent to cease to do business or reduce the amount of business which any such customer has customarily done or contemplates doing with the Company or Parent, whether or not the relationship with the Company or Parent and such customer was originally established in whole or in part through the Employee's efforts; (b) engage in any business as, or own an interest in, directly or indirectly, any individual proprietorship, partnership, corporation, joint venture, trust, or any other form of business entity if such business form or entity is engaged in the business in which the Company or Parent is engaged; (c) render any services of the type rendered by the Company or Parent to or for any customer of the Company or Parent; or

-5- (d) employ or attempt to employ, or assist anyone else to employ, any person who is then or at any time during the preceding year in the Company’s or Parent’s employ. 7.3 For a one (1) year period after the termination of this Agreement for any reason, Employee shall not, directly or indirectly, ask or encourage any employee(s) of the Company or Parent to leave their employment with the Company or Parent or solicit any employee(s) of the Company or Parent for employment elsewhere. The Employee further agrees that he shall make any subsequent employer aware of this non-solicitation obligation. 7.4 This entire Section 7 shall survive termination of this Agreement. 8. The Company’s and Parent’s Property. 8.1 Any patents, inventions, discoveries, applications or processes, software, and computer programs devised, planned, applied, created, discovered, or invented by the Employee in the course of his employment by the Company, and which pertain to any aspect of the business of the Company or Parent, or their respective subsidiaries, affiliates, or customers, shall be the sole and exclusive property of the Company or Parent, and the Employee shall make prompt report thereof to the Company and promptly execute any and all documents reasonably requested to assure the Company or Parent the full and complete ownership thereof. 8.2 All records, files, lists, drawings, documents, equipment, and similar items relating to the Company’s or Parent’s business which the Employee shall prepare or receive from the Company or Parent in the course of his employment by the Company shall remain the Company’s or Parent’s sole and exclusive property. Upon termination of this Agreement the Employee shall return, promptly to the Company or Parent, all property of the Company or Parent in his possession and the Employee represents and warrants that he will not copy, or cause to be copied, printed, summarized, or compiled, any software, documents, or other materials originating with and/or belonging to the Company or Parent, including, without limitation, documents or other materials created by the Employee for, or on behalf of, the Company or Parent. The Employee further represents and warrants that he will not retain in his possession any such software, documents, or other materials in machine or human readable form. 8.3 This Section 8 shall survive termination of this Agreement. 9. Outside Activities. During the Term, the Employee shall not, directly or indirectly, either as an officer, director, employee, representative, principal, partner, shareholder, employee, agent, or in any other capacity, engage or assist any third party in engaging in any business competitive with the business of the Company or Parent, without the prior written consent of the Company or Parent, which consent may be withheld by the Company or Parent in their sole and absolute discretion. Following his employment with the Company, the Employee shall not engage in unfair competition with the Company or Parent, aid others in any unfair competition with the Company or Parent, in any way breach the confidence that the Company has placed in the Employee, or misappropriate any proprietary information of the Company or Parent. 10. Reports. The Employee, when directed, shall provide written reports to the Company with respect to the services provided hereunder. 11. Strict Loyalty. The Employee hereby covenants and agrees to avoid all circumstances and actions that reasonably would place the Employee in a position of divided loyalty with respect to his obligations under this Agreement.

-6- 12. Assignment. This Agreement may not be assigned to another party by the Employee without the prior written consent of the Company, which consent may be withheld by the Company, in its sole and absolute discretion. 13. Arbitration. In the event of any dispute between the Company and the Employee concerning any aspect of the employment relationship, including any disputes relating to its termination, all such disputes shall be resolved by binding arbitration before a single neutral arbitrator pursuant to the following terms. This provision shall supersede any prior arbitration agreement, policy, or understanding between the parties. The parties intend to revoke any prior arbitration agreement. 13.1 Claims Covered by the Agreement. The Employee and the Company mutually consent to the resolution by final and binding arbitration of all claims or controversies (“claims”) that the Company may have against the Employee or that the Employee may have against the Company, Parent, or against their officers, directors, partners, employees, agents, pension or benefit plans, administrators or fiduciaries, franchisors, or any parent, subsidiary, or affiliated companies or corporation (collectively referred to for purposes of this Section 13 as “Company’s Parties”), relating to, resulting from, or in any way arising out of Employee’s employment relationship with Company and/or the termination of Employee’s employment relationship with Company, to the extent permitted by law. The claims covered by this Agreement include, but are not limited to, claims for wages or other compensation due; claims for breach of any contract or covenant (express or implied); tort claims; claims for discrimination and harassment (including, but not limited to, race, sex, religion, national origin, age, marital status or medical condition, disability, or sexual orientation); claims for benefits (except where an employee benefit or pension plan specifies claims procedures different from the ones described in this Section 13); claims for breach of any duties or obligations; and claims for violation of any public policy, federal, state, or other governmental law, statute, regulation, or ordinance, except claims excluded in the following section. 13.2 Claims Not Covered by the Agreement. Claims the Employee may have for workers’ compensation (excluding discrimination claims under workers’ compensation statutes) or unemployment compensation benefits are not covered by this Arbitration section. 13.3 Required Notice of Claims and Statute of Limitations. Arbitration may be initiated by the Employee by serving or mailing a written notice to the Parent and the Board of Directors. Arbitration may be initiated by the Company’s Parties by serving or mailing a written notice to the Employee at his last known address. The notice shall identify and describe the nature of all claims asserted and the facts upon which such claims are based. The written notice shall be served or mailed within the applicable statute of limitations period set forth by federal or state law. 13.4 Arbitration Procedures. (a) After demand for arbitration has been made by serving written notice under the terms of Section 13.3 of this Agreement, the party demanding arbitration shall file a demand for arbitration with the office of Judicial Arbitration and Mediation Services (“JAMS”) located in Los Angeles, California. The arbitrator shall be selected from the JAMS panel and the arbitration shall be conducted pursuant to JAMS policies and procedures. All rules governing the arbitration shall be the rules as set forth by JAMS. If the dispute is employment related, the dispute shall be governed by JAMS’ then-current version of the national rules for the resolution of employment disputes. JAMS’ then-applicable rules governing the arbitration may be obtained from JAMS’ website which currently is www.jamsadr.com. (b) The arbitrator shall apply the substantive law (and the law of remedies, if applicable) of California, or federal law, or both, as applicable to the claim(s) asserted. The arbitrator shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability,

-7- or formation of this Agreement, including but not limited to any claim that all or any part of this Agreement is void or voidable. (c) Either party may file a motion for summary judgment with the arbitrator. The arbitrator is entitled to resolve some or all of the asserted claims through such a motion. The standards to be applied by the arbitrator in ruling on a motion for summary judgment shall be the applicable laws as specified in Section 13.4(b) of this Agreement. (d) Discovery shall be allowed and conducted pursuant to the then-applicable arbitration rules of JAMS, provided that the parties shall be entitled to discovery sufficient to adequately arbitrate their claims and defenses. The arbitrator is authorized to rule on discovery motions brought under the applicable discovery rules. 13.5 Arbitration Decision. The arbitrator’s decision will be final and binding. The arbitrator shall issue a written arbitration decision revealing the essential findings and conclusions upon which the decision and/or award is based. A party’s right to appeal the decision is limited to grounds provided under applicable federal or California law. 13.6 Application for Emergency Injunctive and/or Other Equitable Relief. Claims by the Company, Parent, or Employee for emergency injunctive and/or other equitable relief relating to unfair competition and/or the use and/or unauthorized disclosure of trade secrets or confidential information and/or a breach of the provisions of Sections 7, 8, and 9 of this Agreement shall be submitted to JAMS for emergency treatment. The parties agree that the JAMS administrator may select a neutral hearing officer (subject to conflicts) to hear the emergency request only. The hearing officer should be experienced in considering requests for emergency injunctive and/or other equitable relief. The hearing officer shall conform his or her consideration and ruling with the applicable legal standards as if this matter were heard in a court of law in the applicable jurisdiction for such a dispute. 13.7 Place of Arbitration. The arbitration will be at a mutually convenient location in Los Angeles, California. If the parties cannot agree upon a location, then the arbitration will be held at a JAMS’ office in Los Angeles. 13.8 Representation, Fees and Costs. Each party may be represented by an attorney or other representative selected by the party. Each party shall be responsible for its own attorneys’ or representative’s fees. However, if any party prevails on a statutory claim that affords the prevailing party’s attorneys’ fees, or if there is a written agreement providing for fees, the arbitrator may award reasonable fees to the prevailing party. The Company shall be responsible for the arbitrator’s fees and costs to the extent they exceed any fee or cost that the Employee would be required to bear if the action were brought in court. 13.9 Waiver Of Jury Trial/Exclusive Remedy. The Employee and the Company knowingly and voluntarily waive any constitutional right to have any dispute between them decided by a court of law and/or by a jury in court. 14. The Company’s Bylaws, Directions, Policies, Practices, Rules, Regulations and Procedures. The Employee agrees to become and remain thoroughly familiar with each and all of the Company’s and Parent’s bylaws, directions, policies, practices, rules, regulations, and procedures that relate to the employment and/or to any of Employee's duties and/or responsibilities as an employee of the Company and to abide fully and by each and all of such bylaws, directions, policies, practices, rules, regulations, and procedures. During the Term, the Employee shall be fully bound by and employed pursuant to each and all of the Company’s and Parent’s bylaws, directions, policies, practices, rules, regulations, and procedures

-8- as now in effect or as may be implemented, modified, or otherwise put into effect by the Company or Parent during the term of employment, regardless of whether such bylaws, directions, policies, practices, rules, regulations, and procedures are oral or are set forth in any manual, handbook, or other document, and it is solely the responsibility of Employee to become and remain fully aware of and familiar with each and all such directions, policies, practices, rules, regulations, and/or procedures. In the event of any conflict between any provision of this Agreement and any provision of the Company’s or Parent’s directions, policies, practices, rules, regulations, and/or procedures, the provisions of this Agreement govern for any and all purposes whatsoever. 15. Indemnification. The Company shall indemnify and hold the Employee harmless from any and all claims, demands, judgments, liens, subrogation, or costs incurred by the Employee with respect to any shareholder derivative action or other claims or suits against the Company, Parent, and/or their respective boards of directors by individuals, firms, or entities not a party to this Agreement to the maximum extent permitted under California law. 16. General. 16.1 Further Documents. Each party shall execute and deliver all further instruments, documents, and papers, and shall perform any and all acts necessary reasonably requested by the other party, to give full force and effect to all of the terms and provisions of this Agreement. 16.2 Successors and Assigns. Except where expressly provided to the contrary, this Agreement, and all provisions hereof, shall inure to the benefit of and be binding upon the parties hereto, their successors in interest, assigns, administrators, executors, heirs, and devises. 16.3 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement, as applied to any party or to any circumstance, shall be found by a court or arbitrator to be invalid or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision and any such invalidity or unenforceability shall in no way affect any other provision of this Agreement, the application of any provision in any other circumstance, or the validity or enforceability of this Agreement. 16.4 Notices. All notices or demands shall be in writing and shall be served personally, telegraphically, or by express or certified mail. Service shall be deemed conclusively made at the time of service if personally served, 24 hours after deposit thereof in the United States mail properly addressed and postage prepaid, return receipt requested, if served by express Mail, and five days after deposit thereof in the United States mail, properly addressed and postage prepaid, return receipt requested, if served by certified mail. Any notice or demand to the Company shall be given to: Immunetrics, Inc. c/o Simulations Plus, Inc. 42505 10th Street West Lancaster, CA 93534-7059 Attention: and any notice or demand to the Employee shall be given to: Steven Chang 2 Niagara Way Morganville, NJ 07751

-9- Any party may, by virtue of a written notice in compliance with this Section, alter or change the address or the identity of the person to whom any notice, or copy thereof, is to be sent. 16.5 Waiver. A waiver by any party of any of the terms and conditions of this Agreement in any one instance shall not be deemed or construed to be a waiver of the term or condition for the future, or of any subsequent breach thereof or of any other term or condition thereof. Any party may waive any term, provision, or condition included for the benefit of that party. Any and all waivers shall be in writing. 16.6 Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein without regard to its principles of choice of law or conflicts of law. In all matters of interpretation, whenever necessary to give effect to any provision of this Agreement, each gender shall include the others, the singular shall include the plural, the plural shall include the singular, and the terms “and” and “or” may be used interchangeably as the context so requires or implies. The title of the sections of this Agreement are for convenience only and shall not in any way affect the interpretation of any provision or condition of this Agreement. All remedies, rights, undertakings, obligations, and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation, or agreement of any party. 16.7 Entire Understanding. This Agreement contains the entire understanding of the parties hereto relating to the subject matter contained herein and supersedes all prior and collateral agreements, understandings, statements, and negotiation of the parties. Each party acknowledges that no representations, inducements, or promises, oral or written, with reference to the subject matter hereof have been made other than as expressly set forth herein. This Agreement cannot be changed, rescinded, or terminated orally. 16.8 Third Party Rights. The parties hereto do not intend to confer any rights or remedies upon any person other than the parties hereto, Parent, and those referred to in Section 16.2 hereof so long as any such assignment by Employee was approved by the Company as provided in Section 12 hereof. 16.9 Attorneys' Fees. In the event of any litigation between the parties respecting or arising out of this Agreement, the prevailing party shall be entitled to recover reasonable legal fees and costs, whether or not the litigation proceeds to final judgment or determination. 16.10 Place of Litigation. Any litigation between the parties shall occur in the County of Los Angeles, California. 16.11 Counterparts. This Agreement may be executed in counterparts which, taken together, shall constitute the whole of the agreement between the parties. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Signature Page to Employment Agreement] IN WITNESS THEREOF, the parties have executed this Agreement as of the day and year first above written. Company: IMMUNETRICS, INC By: its sole shareholder SIMULATIONS PLUS, INC. By:_/s/ Shawn O’Connor______________ Shawn O’Connor, Chief Executive Officer Date: June 16, 2023 Employee: Steven Chang _/s/ Steven Chang_______________________ Steven Chang Date: June 16, 2023